UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2008

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street
Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 604-4402

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-3.1: FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-10.1: FORM OF ACKNOWLEDGEMENT
EX-10.2: MASTER TRUST AGREEMENT
EX-10.3: FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT
EX-10.4: FIRST AMENDED AND RESTATED TRIBECA FORBEARANCE AGREEMENT
EX-10.5: GUARANTY
EX-10.6: GUARANTY
EX-10.7: GUARANTY
EX-10.8: GUARANTY
EX-10.9: GUARANTY
EX-10.10: GUARANTY
EX-10.11: JOINDER AGREEMENT
EX-10.12: JOINDER AGREEMENT
EX-10.13: PLEDGE AGREEMENT
EX-10.14: PLEDGE AGREEMENT
EX-10.15: PLEDGE AGREEMENT
EX-10.16: SECURITY AGREEMENT
EX-10.17: SECURITY AGREEMENT
EX-10.18: ASSIGNMENT AGREEMENT
EX-10.19: GUARANTY
EX-99.1: SUMMARY P0ST-CLOSING ORGANIZATIONAL CHART
EX-99.2: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     The registrant, Franklin Credit Holding Corporation (the “Registrant” or “Franklin Holding”, and together with its direct and indirect subsidiaries, the “Company”) is the successor issuer to Franklin Credit Management Corporation, a Delaware corporation (the “Predecessor” or “FCMC”), which, until the transactions described in this item, had its common stock, par value $.01, registered pursuant to Section 12(g) of the Act.
     On December 19, 2008, the Company engaged in a series of transactions (the “Reorganization”) in which the Company:
(i)	adopted a holding company form of organizational structure, with Franklin Holding serving as the new public-company parent;

(ii)	transferred all of the equity and membership interests in FCMC’s direct subsidiaries to other entities in the reorganized corporate structure of the Company;

(iii)	assigned legal record ownership of any loans in the Company’s portfolio held directly by FCMC and Tribeca Lending Corporation, a direct, wholly-owned subsidiary of FCMC (“Tribeca”) to other entities in the reorganized corporate structure of the Company; and

(iv)	amended its loan agreements with The Huntington National Bank (“Huntington”), its lead lending bank.
     In the Reorganization, FCMC became a subsidiary of Franklin Holding and ceased to have any subsidiaries.
     The Reorganization is expected to:
•	result in various licensing authorities evaluating FCMC’s servicing platform’s compliance with applicable license requirements (including net worth requirements) without reference to the loan portfolio and related indebtedness of the other entities in the reorganized corporate structure of the Company, and, accordingly, with positive net worth; and

•	enhance the Company’s flexibility to potentially grow its servicing business and take advantage of other corporate restructuring opportunities should they become available.
     The business operations and financial condition of the Company, including the Company’s substantial negative net worth, will not change as a result of the Reorganization. However, by divesting itself of its subsidiaries, including those which are borrowers under the Company’s lending agreements with Huntington, FCMC’s financial condition will change from substantial negative net worth to positive net worth.
     The Company’s common stock will continue to be quoted on the pink sheets under the symbol “FCMC.PK.”
Holding Company Structure
     The Predecessor adopted a holding company form of organizational structure pursuant to the Agreement and Plan of Merger, by and among the Predecessor, Franklin Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Registrant, dated as of December 19, 2008 (the “Merger Agreement”). To implement the Merger Agreement, the Predecessor filed a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware on December 19, 2008.

     The holding company organizational structure was adopted by means of a merger implemented in accordance with Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the constituent corporations. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Predecessor (the “Merger”), with the Predecessor being the surviving corporation. As a result of the Merger, which was consummated on December 19, 2008 (the “Effective Time”), the Predecessor became a direct, wholly-owned subsidiary of the Registrant.
     In accordance with terms of the Merger Agreement:
(i)	each share of common stock of the Predecessor (the “Predecessor Common Stock”) issued and outstanding immediately prior to the Merger was converted into a share of common stock of the Registrant (the “Registrant Common Stock”) having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as the share of Predecessor Common Stock so converted; and

(ii)	each share of capital stock of Merger Sub issued and outstanding immediately prior to the Merger was converted into a share of common stock of the Predecessor.
     Except for certain amendments to the certificate of incorporation of the Predecessor effected in accordance with Section 251(g) of the DGCL in conjunction with the Merger, the provisions of the certificate of incorporation of the Registrant, including its authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof, are identical to those of the Predecessor immediately prior to the Merger. As a result, no post-Merger exchange of stock certificates was made and outstanding shares of Predecessor Common Stock were automatically converted into shares of Registrant Common Stock.
     The provisions of the bylaws of the Registrant following the Merger are identical to the provisions of the bylaws of the Predecessor in effect immediately prior to the Merger. The directors of the Registrant immediately after the Merger are the same individuals as were directors of the Predecessor immediately prior thereto. The management of the Registrant following the Merger is the same as the management of the Predecessor immediately prior to the Merger. Similarly, FCMC continues after the reorganization to have the same officers and directors that it had prior to the reorganization.
     In connection with the adoption of a holding company form of organizational structure, the Predecessor entered into an agreement with each of Alexander Gordon Jardin, Paul Colasono and Joseph Caiazzo acknowledging that the holding company restructuring will not be deemed a “Change in Control” under such executives’ employment agreements (the “Acknowledgements”). The foregoing summary of the Acknowledgements is qualified in its entirety by reference to the form of such documents, filed as Exhibit 10.1 to this Form 8-K.
     The Company believes that the Merger qualifies as a tax-free reorganization under section 351 of the Internal Revenue Code of 1986, as amended, and, as a result, the stockholders of the Predecessor will not recognize gain or loss for United States federal income tax purposes.
Separation of Serving Platform from Loan Portfolio
     Concurrent with the Effective Time of the Merger and the Company’s reorganization into a holding company structure, the Company took the following actions (the “Reallocation of Owned Assets”):
•	assigned legal record ownership of all loans in the Company’s portfolio held directly by FCMC to Franklin Credit Trust Series I, a newly formed Delaware Business Trust (the “Franklin Trust”), of which Deutsche Bank National Trust Company serves as Certificate

Trustee, Deutsche Bank Trust Company Delaware serves as Delaware Trustee and solely for purposes of perfecting its security interest, Huntington is the record certificate holder;
•	assigned legal record ownership of all loans in the Company’s portfolio held directly by Tribeca to Tribeca Lending Trust Series I, a newly formed Delaware Business Trust (the “Tribeca Trust”, and together with the Franklin Trust, the “Trusts”), of which Deutsche Bank National Trust Company serves as Certificate Trustee, Deutsche Bank Trust Company Delaware serves as Delaware Trustee and solely for purposes of perfecting its security interest, Huntington is the record certificate holder;

•	transferred to Franklin Credit Asset Corporation, a newly formed Delaware corporation and direct subsidiary of Franklin Holding (“Franklin Asset”) all of FCMC’s equity interests in any subsidiary of FCMC (other than Tribeca) that directly or indirectly holds beneficial interests in any of the loans in the Company’s portfolio and are the borrowers under the Company’s lending agreements with Huntington (together with Tribeca, the “Borrowers”);

•	transferred to Franklin Holding all of FCMC’s equity interests in Tribeca; and

•	transferred to Franklin Holding all of FCMC’s membership interests in Franklin Credit Loan Servicing, LLC (“Franklin Servicing LLC”).
The post-closing organizational structure of the Company, after giving effect to the Merger and Reallocation of Owned Assets, is set forth in Exhibit 99.1 to this Form 8-K.
     In connection with the Reallocation of Owned Assets, FCMC and Tribeca entered into a Master Trust Agreement, dated as of December 15, 2008 with Deutsche Bank National Trust Company and Deutsche Bank Trust Company Delaware, a copy of which is filed as Exhibit 10.2 to this Form 8-K.
Amendment to Loan Documents
     Concurrent with the Effective Time of the Merger and the Company’s reorganization into a holding company structure, and the effectiveness of the Reallocation of Owned Assets, the Company entered into a series of agreements with Huntington (the “Amendments to the Forbearance Agreements”), pursuant to which the Company amended its loan agreements with Huntington as follows:
•	Franklin Asset became a borrower under the Company’s lending agreements with Huntington;

•	The Trusts became guarantors for the Borrowers’ indebtedness to Huntington;

•	FCMC, Franklin Asset and the Trusts each pledged its assets, including any equity interests in any of the Borrowers, as security for the Borrowers’ indebtedness to Huntington;

•	Franklin Servicing LLC agreed to service, if necessary, the Company’s mortgage loans in selected states;

•	the Company agreed to maintain in effect one or more interest rate hedge agreements in an aggregate notional principal amount of not less than $1 billion, or such lesser amount as Huntington in its sole discretion may approve;

•	the Company’s Tranche D facility was amended to provide for (i) a revolving credit facility and letter of credit facility in the aggregate outstanding amount of $10 million, with a sublimit of $5 million, and, in addition, (ii) a separate letter of credit facility pursuant to which Huntington may issue letters of credit in its discretion, with a sublimit of $5.5 million;

•	Huntington agreed to waive the Company’s breach of covenant to comply with all laws, rules and regulations to the extent such breach results from the Company’s failure to satisfy a minimum net worth requirement; and

•	the covenant requiring FCMC and each of the Borrowers to maintain liquidity of at least $5 million was deleted.
     In addition, effective immediately after the filing of the Certificate of Merger:
•	Franklin Holding became a guarantor for the Borrowers’ indebtedness to Huntington; and

•	Franklin Holding pledged its assets, including any equity interests in any of the Borrowers, as security for the Borrowers’ indebtedness to Huntington.
     The Forbearance Agreements continue to be subject to a scheduled maturity date of May 15, 2009.
     The foregoing summary of the Amendments to the Forbearance Agreements is qualified in its entirety by reference to the complete copies of such documents, filed as Exhibits 10.3 through 10.19 to this Form 8-K.
     On December 24, 2008, the Company issued a press release announcing the Reorganization. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	First Amended and Restated Certificate of Incorporation of Franklin Credit Holding Corporation, Inc., dated as of September 17, 2008

3.2	Amended and Restated By-Laws of Franklin Credit Holding Corporation, dated as of September 17, 2008

10.1	Form of Acknowledgement

10.2	Master Trust Agreement, dated as of December 15, 2008, by and among Franklin Credit Management Corporation, Tribeca Lending Corp., Deutsche Bank National Trust Company and Deutsche Bank Trust Company Delaware

10.3	First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008, by and among the borrowers listed on Schedule 1 thereto, Franklin Credit Management Corporation, Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

10.4	First Amended and Restated Tribeca Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008, by and among the borrowers listed on Schedule 1 thereto, Tribeca Lending Corp., Franklin Credit Management Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

Exhibit No.	Description

10.5	Guaranty, dated as of December 19, 2008, by and between Franklin Credit Holding Corporation and The Huntington National Bank

10.6	Guaranty, dated as of December 19, 2008, by and between Franklin Credit Holding Corporation and The Huntington National Bank

10.7	Guaranty, dated as of December 19, 2008, by and between Franklin Credit Trust Series I and The Huntington National Bank

10.8	Guaranty, dated as of December 19, 2008, by and between Franklin Credit Trust Series I and The Huntington National Bank

10.9	Guaranty, dated as of December 19, 2008, by and between Tribeca Lending Trust Series I and The Huntington National Bank

10.10	Guaranty, dated as of December 19, 2008, by and between Tribeca Lending Trust Series I and The Huntington National Bank

10.11	Joinder Agreement No. 3 (Franklin), dated as of December 19, 2008, by Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

10.12	Joinder Agreement No. 3 (Tribeca), dated as of December 19, 2008, by Tribeca Lending Corp., Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

10.13	Pledge Amendment (Franklin), dated as of December 19, 2008, by and among Franklin Credit Management Corporation, the parties listed on Schedule A thereto, Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

10.14	Pledge Amendment (Tribeca), dated as of December 19, 2008, by and among Tribeca Lending Corp., the parties listed on Schedule A thereto, Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

10.15	Pledge Amendment (Franklin Trust Certificate), dated as of December 19, 2008, by and among Franklin Credit Management Corporation, the parties listed on Schedule A thereto, Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank.

10.16	Security Agreement, dated as of December 19, 2008, by and between Franklin Credit Trust Series I and The Huntington National Bank

10.17	Security Agreement, dated as of December 19, 2008, by and between Tribeca Lending Trust Series I and The Huntington National Bank

10.18	Assignment Agreement, dated as of December 19, 2008, by and among Franklin Credit Management Corporation, Franklin Credit Holding Corporation and The Huntington National Bank

Exhibit No.	Description

10.19	Guaranty, dated as of December 19, 2008, by and between Tribeca Lending Corporation and The Huntington National Bank

99.1	Summary post-closing organizational chart

99.2	Press Release, dated December 24, 2008, entitled “Franklin Credit Holding Corporation Becomes Parent Company of Franklin Credit Management Corporation.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 24, 2008

FRANKLIN CREDIT HOLDING CORPORATION
By:	/s/ Kevin P. Gildea
	Name:	Kevin P. Gildea
	Title:	Chief Legal Officer and Secretary